INDEMNITY AGREEMENT
THIS AGREEMENT is made and entered into as of this 1st day of June, 2016 by and between Broadcom Limited, a public company limited by shares incorporated under the laws of the Republic of Singapore (the “Company”), and ______________ (“Officer”), and supersedes any previous Indemnity Agreement between the parties hereto (the “Agreement”).
RECITALS
WHEREAS, Officer performs a valuable service to the Company in his or her capacity(ies) with the Company;
WHEREAS, the members of the Company have adopted a Constitution (the “Constitution”) providing for the indemnification of the Company’s directors, auditors, secretary and other officers, as permitted by the Companies Act (Chapter 50 of Singapore), as amended from time to time (the “Act”);
WHEREAS, the Constitution and the Act permit contracts between the Company and its directors, auditors, secretary and other officers with respect to indemnification of such persons; and
WHEREAS, in order to induce Officer to continue to serve in his or her capacity(ies) with the Company, the Company has determined and agreed to enter into this Agreement with Officer;
NOW, THEREFORE, in consideration of Officer’s continued service after the date hereof, the parties hereto agree as follows:
AGREEMENT
1.Services to the Company. Officer will serve, at the will of the Company or under separate contract, if any such contract exists, as an officer of the Company, and/or as a director, officer or other fiduciary of one or more Company affiliates (including any employee benefit plan of the Company) (collectively “Company”) faithfully and to the best of his or her ability so long as he or she is duly elected and qualified in accordance with the provisions of the Act, the Constitution, other applicable charter documents of the Company or such affiliate or other applicable law; provided, however, that Officer may at any time and for any reason resign from such position (subject to any contractual obligation Officer may have assumed apart from this Agreement), and that the Company or any affiliate shall have no obligation under this Agreement to continue Officer in any such position.
2.    Indemnity of Officer; Insurance. Subject to, and to the maximum extent permitted by the Constitution, the Act or other applicable law, the Company hereby agrees to hold harmless and indemnify Officer from and against all matters of whatsoever nature and howsoever arising by reason of or in connection with Officer’s provision of services under clause 1 above. During all periods that Officer is providing services under clause 1 above, the Company shall maintain directors’ and officers’ insurance for the benefit of Officer with insurers, and at coverage levels, customary for companies comparable in size and business to the Company.
3.    Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in clause 4 hereof, the Company hereby further agrees to hold harmless and indemnify Officer:
(a)    against any and all expenses (including attorneys’ fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Officer becomes legally obligated to pay because of any claim or claims made against or by him or her in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Company) to which Officer is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Officer is, was or at any time becomes a director, auditor, secretary, other officer or agent of the Company, or is or was serving or at any time serves at the Company’s request as a director, officer, employee or other agent of another company, partnership, joint venture, trust, employee benefit plan or other enterprise; and
(b)    otherwise to the fullest extent as the Company may provide to Officer under Article 99 of the Constitution.
4.    Limitations on Indemnity. The Company will not provide indemnity pursuant to clauses 3 and 5 hereof:
(a)    on account of any determination or judgment against Officer solely for an accounting of profits made from the purchase or sale by Officer of securities of the Company pursuant to the provisions of Section 16(b) of the United States Securities Exchange Act of 1934 and amendments thereto or similar provisions of any United States federal, state or local statutory law;
(b)     on account of Officer’s conduct that is established by a final judgment as knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;
(c)    in respect of any liability that cannot be indemnified by reason of sections 172 and 172B of the Act;
(d)     on account of Officer’s conduct that is established by a final judgment as constituting a breach of Officer’s duty of loyalty to the Company or resulting in any personal profit or advantage to which Officer was not legally entitled;
(e)     for which payment is actually made to Officer under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, article or agreement, except in respect of any excess beyond payment under such insurance, clause, article or agreement;
(f)    if indemnification is not lawful under the Act or otherwise; or

(g)     in connection with any proceeding (or part thereof) initiated by Officer, or any proceeding by Officer against the Company or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the Act, or (iv) the proceeding is initiated pursuant to clause 8 hereof.
5.    Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Officer is a director, officer, employee or other agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or other agent of another company, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Officer shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Officer was serving in the capacity referred to herein.
6.    Partial Indemnification. Subject to the exclusions in clause 4 hereof, Officer shall be entitled under this Agreement to indemnification by the Company for such portion of the expenses (including attorneys’ fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Officer becomes legally obligated to pay in connection with any action, suit or proceeding referred to in clause 3 hereof even if Officer is not entitled hereunder to indemnification for the total amount thereof, and the Company shall indemnify Officer for the portion thereof to which Officer is entitled.
7.    Notification and Defense of Claim. Not later than thirty (30) days after Officer’s receipt of notice of the commencement of any action, suit or proceeding with respect to which Officer may make a claim in respect thereof against the Company under this Agreement, Officer will notify the Company of the commencement thereof; but any omission to so notify the Company will not relieve the Company of any liability it may have to Officer under this Agreement except to the extent, and only to the extent, it can be shown that Officer’s failure to timely notify directly caused damage to Officer or the Company in such proceeding. Further, no such failure to notify shall relieve the Company of any liability it may have to Officer otherwise than under this Agreement.
With respect to any such action, suit or proceeding for which Officer provides notice to the Company of the commencement thereof:
(a)    the Company will be entitled to participate therein at its own expense;
(b)    except as otherwise provided below, the Company may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Officer. After notice from the Company to Officer of its election to assume the defense thereof, the Company will not be liable to Officer under this Agreement for any legal or other expenses subsequently incurred by Officer in connection with the defense thereof, except for reasonable costs of investigation or otherwise as provided below. Officer shall have the right to employ separate counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Officer unless (i) the Company authorizes Officer’s employment of separate counsel, (ii) Officer reasonably concludes, and so notifies the Company, that there is an actual conflict of interest between the Company and Officer in the conduct of the defense of such action, or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Officer’s separate counsel shall be at the Company’s expense. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Officer shall have made the conclusion provided for in clause (ii) above;
(c)    the Company shall not be liable to indemnify Officer under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Company shall be permitted to settle any action in its discretion, provided, however, that any such settlement of an action with respect to which Officer is to be indemnified hereunder shall include a full, unconditional release of Officer, and provided further that no settlement may impose any penalty or limitation on Officer without Officer’s written consent, which Officer may give or withhold in Officer’s sole discretion;
(d)    the Company shall advance all expenses Officer incurs in connection with such proceeding promptly following Officer’s delivery of a written (i) request therefor and (ii) undertaking to repay said amounts, if it is determined ultimately that Officer is not entitled to be indemnified under the provisions of this Agreement, the Constitution, the Act or other applicable law, provided that, for the avoidance of doubt, (x) Officer shall not be entitled to indemnification under the provisions of this agreement in the event of (A) Officer being convicted of a criminal offence in such proceedings; (B) judgment being given against Officer in such proceedings; or (C) the court refuses during such proceeding to grant Officer relief on Officer’s application, and (y) in the event of (A), (B) or (C) occurring, Officer undertakes to repay said amounts advanced no later than 14 days after the date when the conviction, judgment or refusal of relief, as applicable, becomes final in accordance with the Act, or such other timeline as may be stipulated under the Act; and
(e)    nothing in this clause 7 shall entitle Officer to any indemnification, reimbursement or payment other than in accordance with sections 172 and 172B of the Act and applicable law.
8.    Enforcement. Any right to indemnification or advances granted by this Agreement to Officer shall be enforceable by or on behalf of Officer in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within sixty (60) days of request therefor. Officer, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his or her claim. It shall be a defense to any action for which a claim for indemnification is made under clauses 3 or 5 hereof that Officer is not entitled to indemnification because of the limitations set forth in clause 4 hereof. Neither the failure of the Company (including its Board of Directors or its members) to have made a determination prior to the commencement of such enforcement action that indemnification of Officer is proper in the circumstances, nor an actual determination by the C ompany (including its Board of Directors or its members) that such indemnification is improper shall be a defense to the action or create a presumption that Officer is not entitled to indemnification under this Agreement or otherwise.
9.    Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Officer, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.
10.    Non-Exclusivity of Rights. The rights conferred on Officer by this Agreement shall not be exclusive of any other right which Officer may have or hereafter acquire under any statute, provision of the Company’s Constitution, agreement, vote of members or directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office.
11.    Survival of Rights.
(a)    The rights conferred on Officer by this Agreement shall continue after Officer has ceased to be a director, officer, employee or other agent of the Company or to serve at the request of the Company as a director, officer, employee or other agent of another company, partnership, joint venture, trust, employee benefit plan or other enterprise, and shall inure to the benefit of Officer’s heirs, executors and administrators.
(b)    The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place.
12.    Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Company shall nevertheless indemnify Officer to the fullest extent provided by the Constitution, the Act or any other applicable law.
13.    Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the Republic of Singapore.

14.    Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.
15.    Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.
16.    Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.
17.    Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:
(a)    If to Officer, at the address indicated on the signature page hereof.
(b)    If to the Company, to:
Broadcom Limited
No. 1 Yishun Avenue 7
Singapore 768923
Attn: Secretary

With copy to:

Avago Technologies U.S. Inc.
1320 Ridder Park Drive
San Jose, CA 95131
Attention: General Counsel

or to such other address as the Company may have furnished to Officer.
18.    Entire Agreement. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes any and all prior agreements and understandings between them with respect thereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

BROADCOM LIMITED

By: Hock E. Tan
Title: President

OFFICER

Address: